Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Defined Benefit Plan Disclosure [Line Items]
Discount rate	2.10%	2.50%
Rate of compensation increase	2.40%	2.60%
Net periodic benefit cost Discount rate	2.80%	3.20%
Rate of compensation increase	2.40%	2.60%
Expected return on plan assets	4.60%	4.90%